THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Chad L. Norton
    Chad L. Norton
    Secretary

                            SMALLCAPWorld Fund/(R)/

                                    Prospectus
                                DECEMBER 1, 1999



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 SMALLCAP WORLD FUND, INC.

 333 South Hope Street
 Los Angeles, CA  90071

 TICKER SYMBOL: SMCWX  NEWSPAPER ABBREV: SmCp   FUND NO:  35



 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objective, Strategies and Risks        6
 -------------------------------------------------------
  Year 2000                                         8
 -------------------------------------------------------
  Management and Organization                       9
 -------------------------------------------------------
  Shareholder Information                          11
 -------------------------------------------------------
  Purchase and Exchange of Shares                  12
 -------------------------------------------------------
  Distribution Arrangements                        17
 -------------------------------------------------------
  Financial Highlights                             18
 -------------------------------------------------------

  35-010-1299/MC
                                                SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow over time by investing in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion.

 The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities.

 Investing in smaller companies may pose additional risks as it is often more difficult to obtain information about smaller companies and the prices of their stocks may be more volatile than stocks of larger, more established companies. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

SMALLCAP WORLD FUND / PROSPECTUS

 INVESTMENT RESULTS

 The following information illustrates how the fund's results fluctuate. Past results are not an indication of future results.



  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)
 [bar chart]
 1991 32.89%
 1992  6.69%
 1993 30.04%
 1994 -2.85%
 1995 22.70%
 1996 19.75%
 1997 11.83%
 1998  0.38%
 [end bar chart]

  The fund's year-to-date return for the nine months ended September 30, 1999 was 20.06%.
 ------------------------------------------------------------------------------





 The fund's highest/lowest quarterly results during this time period were:

 Highest             17.79%   (quarter ended December 31, 1998)
 Lowest             -19.90%  (quarter ended September 30, 1998)

                                                SMALLCAP WORLD FUND / PROSPECTUS

 For periods ended December 31, 1998:

                   THE FUND WITH
 AVERAGE ANNUAL    MAXIMUM SALES      SALOMON SMITH BARNEY
 TOTAL RETURN    CHARGE DEDUCTED/1/  WORLD SMALLCAP INDEX/2/     CPI/3/
 One Year              -5.37%                 0.61%               1.61%
 --------------------------------------------------------------------------
 Five Years             8.59%                 6.39%               2.37%
 --------------------------------------------------------------------------
 Lifetime/4/           12.04%                 8.15%               2.81%
 --------------------------------------------------------------------------


 1 These fund results were calculated according to a formula which requires that the maximum sales charge of 5.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

 2 The Salomon Smith Barney World Smallcap Index tracks over 5,100 small-company stocks traded around the world with market capitalizations between $100 million and $1.2 billion. This index is unmanaged and does not reflect sales charges, commissions or expenses.

 3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

 4 The fund began investment operations on April 30, 1990.

SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES
 (fees paid directly from your investment)
 ----------------------------------------------------------------
 Maximum sales charge imposed on purchases               5.75%/1/
 (as a percentage of offering price)
 ----------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends       0%
 ----------------------------------------------------------------
 Maximum deferred sales charge                              0%/2/
 ----------------------------------------------------------------
 Redemption or exchange fees                                0%


 1 Sales charges are reduced or eliminated for larger purchases.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)
 ----------------------------------------------------------
 Management Fees                                    0.67%
 Service (12b-1) Fees                               0.25%*
 Other Expenses                                     0.17%
 Total Annual Fund Operating Expenses               1.09%


 * 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

 One year                                            $  680
 -----------------------------------------------------------
 Three years                                         $  902
 -----------------------------------------------------------
 Five years                                          $1,141
 -----------------------------------------------------------
 Ten years                                           $1,827

                                                SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in equity securities of companies with relatively small market capitalizations located around the world. These companies will typically have market capitalizations of $50 million to $1.5 billion.

 The prices of equity securities held by the fund will decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.


 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also provides greater liquidity to meet redemptions or to make additional investments, and it would reduce the fund's exposure in the event of a market downturn.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

SMALLCAP WORLD FUND / PROSPECTUS

 The following chart illustrates the industry mix of the fund's investment portfolio as of the end of the fund's fiscal year, September 30, 1999.

                            Largest Industry Holdings
 [pie chart]
 Business Services          12.96%
 Electronic Components      12.01%
 Broadcasting & Publishing   8.96%
 Merchandising               6.66%
 Health & Personal Care      5.28%
 Other Industries           48.96%
 Cash & Cash Equivalents     5.17%
 [end pie chart]

                              PERCENT OF                                         PERCENT OF
 Percent Invested by Country  NET ASSETS       Ten Largest Individual Holdings   NET ASSETS
 -----------------------------------------     ---------------------------------------------
 The Americas                   54.2%          PMC- Sierra                         3.37%
                                               ---------------------------------------------
  United States                 48.2           United GlobalCom                    1.30
                                               ---------------------------------------------
  Canada                         4.1           Micrel                              1.17
                                               ---------------------------------------------
  Brazil                          .9           Disco                                .98
                                               ---------------------------------------------
  Mexico                          .7           Venture Marketing                    .94
                                               ---------------------------------------------
 Other Latin America              .3           Scient                               .87
 -----------------------------------------     ---------------------------------------------
 Asia Pacific                   19.6%          Westwood One                         .85
                                               ---------------------------------------------
  Japan                          7.0           Andrx                                .82
                                               ---------------------------------------------
  Australia                      2.8           Newfield Exploration                 .81
                                               ---------------------------------------------
  Singapore                      2.5           Flextech                             .77
                                               ---------------------------------------------
  Hong Kong                      2.4
  Taiwan                         1.3
  New Zealand                     .9
  Indonesia                       .7
  South Korea                     .5
  India                           .5
  Other Asia                     1.0
 -----------------------------------------
 Europe                         17.9%
  United Kingdom                 6.5
  Germany                        1.9
  Sweden                         1.6
  France                         1.3
  Denmark                        1.1
  Finland                         .8
  Spain                           .8
  Ireland                         .7
  Netherlands                     .5
  Luxembourg                      .5
  Other Europe                   2.2
 -----------------------------------------
 Other Countries                 3.1%
 -----------------------------------------


 Because the fund is actively managed, its holdings will change from time to time.

                                                SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 YEAR 2000

 The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers - including the investment adviser and its affiliates - have updated all of their computer systems to process date-related information properly following the turn of the century. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. These risks may be particularly acute in certain countries outside the U.S. in which the fund may invest and may adversely affect the fund's net asset value and total return. The fund and its investment adviser will continue to monitor developments relating to this issue.

SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for SMALLCAP World Fund are listed on the following page.

                                                SMALLCAP WORLD FUND / PROSPECTUS

                                                                                   APPROXIMATE YEARS OF EXPERIENCE
                                                                                    AS AN INVESTMENT PROFESSIONAL
                                                         YEARS OF EXPERIENCE       (INCLUDNG THE LAST FIVE YEARS)
                                                       AS PORTFOLIO COUNSELOR     -----------------------------------
            PORTFOLIO                                (AND RESEARCH PROFESSIONAL,    WITH CAPITAL
         COUNSELORS FOR                                  IF APPLICABLE) FOR         RESEARCH AND
         SMALLCAP WORLD                                  SMALLCAP WORLD FUND         MANAGEMENT
              FUND            PRIMARY TITLE(S)              (APPROXIMATE)              COMPANY
         -------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                  -----------------------------------
         GORDON CRAWFORD  Chairman and Principal     10 years (since the fund     28 years           28 years
                          Executive Officer of the   began operations)
                          fund. Senior Vice
                          President and Director,
                          Capital Research and
                          Management Company
         ------------------------------------------------------------------------------------------------------------
         GREGORY W.       President of the fund.     2 years (plus 8 years as a   12 years           12 years
         WENDT            Senior Vice President and  research professional prior
                          Director, Capital          to becoming a portfolio
                          Research Company*          counselor for the fund)
                                                                                  -----------------------------------
         -------------------------------------------------------------------------
         J. BLAIR         Vice President of the      1 year (plus 4 years as a    6 years            6 years
         FRANK            fund. Vice President,      research professional prior
                          Capital Research Company   to becoming a portfolio
                                                     counselor for the fund)
                                                                                  -----------------------------------
         -------------------------------------------------------------------------
         MARTIAL G.       Senior Vice President and  2 years (plus 8 years as a   27 years           27 years
         CHAILLET         Director, Capital          research professional prior
                          Research Company*          to becoming a portfolio
                                                     counselor for the fund)
                                                                                  -----------------------------------
         -------------------------------------------------------------------------
         MARK E. DENNING  Director, Capital          8 years (plus 2 years as a   17 years           17 years
                          Research and Management    research professional prior
                          Company                    to becoming a portfolio
                                                     counselor for the fund)
         ------------------------------------------------------------------------------------------------------------
         CLAUDIA P.       Senior Vice President,     4 years (plus 5 years as a   25 years           27 years
         HUNTINGTON       Capital Research and       research professional prior
                          Management Company         to becoming a portfolio
                                                     counselor for the fund)

           The fund began investment operations on April 30, 1990.
         * Company affiliated with Capital Research and Management Company.
------------------------------------------------------------------------------------------------------------------------

SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
 [map]

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

                                                SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 INVESTMENT MINIMUMS
 To establish an account                                       $1,000
   For a retirement plan account                               $  250
   For a retirement plan account through payroll deduction     $   25
 To add to an account                                          $   50
   For a retirement plan account through payroll deduction     $   25


 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

SMALLCAP WORLD FUND / PROSPECTUS

 Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

 SALES CHARGE

 A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $50,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than $1
 million                          2.00%            2.04%            1.60%
 ------------------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS
 ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

                                                SMALLCAP WORLD FUND / PROSPECTUS

 REDUCING YOUR SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below and in the statement of additional information and "Welcome to the Family."

 AGGREGATING ACCOUNTS

 To receive a reduced sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  -  solely controlled business accounts.

  -  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing holdings in The American Funds Group, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You may establish a Statement of Intention (SOI) that allows you to combine the purchases you intend to make over a 13-month period in any non-money market fund or individual American Legacy variable annuity or variable life insurance policy. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and

SMALLCAP WORLD FUND / PROSPECTUS
 capital gains do not apply toward these combined purchases. An SOI allows you to take immediate advantage of the maximum quantity discount available. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 PLAN OF DISTRIBUTION

 The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain shareholder services. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment and may cost you more than paying higher initial sales charges.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

                                                SMALLCAP WORLD FUND / PROSPECTUS

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  -  Checks must be made payable to the registered shareholder.

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN      FUNDSLINE
 ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTION ARRANGEMENTS

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.</r

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

                                                SMALLCAP WORLD FUND / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                           YEARS ENDED SEPTEMBER 30
                                          ----------------------------
                                  1999      1998     1997     1996      1995
                                 ----------------------------------------------
 Net Asset Value,                $22.14   $30.72    $26.92   $26.11    $23.61
 Beginning of Year
 ------------------------------------------------------------------------------
 Income (Loss) From Investment
 Operations:
 Net investment income              .03      .07       .10      .17       .22
 Net gains or losses on
 securities (both                  8.78    (6.10)     6.17     3.32      3.79
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment             8.81    (6.03)     6.27     3.49      4.01
 operations
 ------------------------------------------------------------------------------
 Less Distributions:
 Dividends (from net
 investment income)                (.09)    (.05)     (.12)    (.23)     (.16)
 Distributions (from capital      (1.29)   (2.50)    (2.35)   (2.45)    (1.35)
 gains)
 ------------------------------------------------------------------------------
 Total distributions              (1.38)   (2.55)    (2.47)   (2.68)    (1.51)
 ------------------------------------------------------------------------------
 Net Asset Value,                $29.57   $22.14    $30.72   $26.92    $26.11
 End of Year
 ------------------------------------------------------------------------------
 Total return*                   41.42%   (20.70)%  25.41%   15.21%    18.59%
 ------------------------------------------------------------------------------
 Ratios/Supplemental Data:
 Net assets, end of year (in     $8,983   $7,102    $9,256   $6,607    $4,625
 millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to             1.09%    1.06%     1.07%    1.09%     1.13%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income               .12%     .27%      .40%     .68%      .97%
 to average net assets
 ------------------------------------------------------------------------------
 Portfolio Turnover Rate         50.06%   44.31%    42.21%   42.88%    45.63%
 * Excludes maximum sales charge of 5.75%.

SMALLCAP WORLD FUND / PROSPECTUS

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 NOTES

                                                SMALLCAP WORLD FUND / PROSPECTUS

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 NOTES


                                       20

SMALLCAP WORLD FUND / PROSPECTUS

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 NOTES

                                                SMALLCAP WORLD FUND / PROSPECTUS

 FOR SHAREHOLDER       FOR RETIREMENT PLAN          FOR DEALER
 SERVICES              SERVICES                     SERVICES
 American Funds        Call your employer or        American Funds
 Service Company       plan administrator           Distributors
 800/421-0180                                       800/421-9900 ext. 11





                      FOR 24-HOUR INFORMATION
        American FundsLine(R)  American FundsLine OnLine(R)
        800/325-3590           http://www.americanfunds.com


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ---------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ---------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent auditors' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 The fund's code of ethics and current SAI has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated by reference into this prospectus. These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

 To request a free copy of any of the documents above:


 Call American Funds         Write to the Secretary of the fund
 Service Company       or    333 South Hope StreetLos Angeles, CA
 800/421-0180 ext. 1          90071


 Investment Company File No. 811-5888
                                                       Printed on recycled paper